REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement is made and entered into as of the 18th day of June, 1998, by and between METALCLAD CORPORATION, a Delaware corporation, and ULTRA PACIFIC HOLDINGS S.A., a Liberian corporation, on the other hand. In consideration of the mutual covenants set forth herein, the parties agree as follows:

   1.   Certain Definitions

        As used in this Agreement, the following terms shall have the meanings set forth below:

       (a)  "Commission" shall mean the Securities and Exchange Commission.

         (b) "Common Stock" shall mean the Common Stock, par value $.10, of the Company

        (c) "Company" shall mean METALCLAD CORPORATION, a Delaware corporation.

        (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations of the Commission promulgated thereunder.

        (g) "Holder" shall mean the record holder of any of the Registrable Shares on the Company's books.

        (h) "Note" shall mean the Zero Coupon Secured Note issued by the Company pursuant to the terms of the Purchase Agreement.

        (i) "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other political subdivision thereof.

        (j) "Piggyback Registration Rights" shall mean the right to participate in a registration of Registrable Shares requested by a Holder or Holders under Section 2 below.

        (k) "Purchase Agreement" shall mean the Purchase Agreement dated June 18, 1998 between the Company and ULTRA.

        (l) "Registrable Shares" shall mean the Warrant Shares and any shares of Common Stock of the Company issued as a dividend or other distribution with respect to, in exchange for or in replacement of Registrable Shares; provided, however, that Registrable Shares shall not include any shares which (i) have been previously registered and sold in a public distribution or previously sold pursuant to Rule 144, or (ii) do not constitute more than 2% of the total outstanding shares of Common Stock and in the opinion of counsel to the Company, determined to be available for sale by their current Holder to the public in "broker's


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   transactions" or transactions directly with a market maker (as those terms are used in Rule 144), pursuant to Rule 144 or otherwise, in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends (not relating to a buyer being an affiliate of the Company) with respect to that Act are or may be removed upon the consummation of such sale.

        (m) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

        (n) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses. "Registration Expenses" shall include the reasonable fees and expenses of one special counsel (who is reasonably acceptable to the Company) for all participating Holders. Registration Expenses shall exclude the compensation of regular employees of the Company which shall be paid in any event by the Company.

        (o) "Regulation S" shall mean Regulation S as promulgated by the Commission under the Securities Act, as such Regulation may be amended from time to time, or any similar or successor regulation or provision then in force that may be promulgated by the Commission.

        (p) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule or provision then in force that may be promulgated by the Commission.

        (q) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule or provision then in force that may be promulgated by the Commission.

        (r) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations promulgated by the Commission thereunder.

        (s) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Shares and, except as included in the definition of "Registration Expenses," all fees and disbursements of counsel for any Holder.

        (t) "Sundial/Ultra Registration Rights Agreement" shall mean that certain Registration Rights Agreement dated December 31, 1998 between Company, on the one hand, and ULTRA and SUNDIAL INTERNATIONAL FUND LIMITED, a Jersey (Channel Islands) corporation, on the other hand, a copy


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   of which is attached hereto as Exhibit "A" and incorporated herein by this reference.

        (u) "ULTRA" shall mean ULTRA PACIFIC HOLDINGS S.A., a Liberian corporation.
   2.   Conditions Upon Which Registration Rights Are Triggered.

        If at any time the registration rights under the Sundial/Ultra Registration Rights Agreement are triggered, Ultra shall have Piggyback Registration Rights to participate in any registration initiated thereunder and to include the Registrable Shares with the shares for which the registration is filed pursuant the Sundial/Ultra Registration Rights Agreement.

   3.   Expenses of Registration

        All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2 shall be borne in accordance with the provisions of Section 5 of the Sundial/Ultra Registration Rights Agreement.

   4.   Participation Registration

        (a) Registration Right. If the conditions set forth in Section 2 above apply and, after the date of this Agreement, the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders (other than pursuant to Section 3 or 6), except for a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction, a registration on any registration form that would not permit secondary sales of Registrable Shares or a registration filed more than five years after the date of this Agreement, the Company will, in two such instances:

             (i)  Promptly give to each Holder written notice thereof;


             (ii) Use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 4(b) below, and in any underwriting involved therein, all the Registrable Shares specified in a written request or requests made by any Holder within 15 days after the written notice from the Company described in clause (i) above is given to that Holder. Such written request may specify all or a part of a Holder's Registrable Shares.

        (b)  Underwritten Offering.   If the registration of which the
   Company gives notice under Section 4(a) is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4(a)(i). In such event, the right of any Holder to registration pursuant to this
   Section 4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Shares in the underwriting to the extent provided herein. All Holders proposing to


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   distribute their securities through the underwriting shall (together with the Company and any other persons proposing to distribute their securities through the underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter(s) selected by the Company. Notwithstanding any other provision of this Section 4, if the representative of the underwriter(s) advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) limit the number of Registrable Shares to be included in the registration and underwriting; provided that the value of the included Registrable Shares shall be at least 20% of the total value of the securities included in the registration. The Company shall so advise all Holders requesting to participate in the registration and the number of shares that may be included in the registration and underwriting shall be allocated: first, to the Company for securities being sold for its own account; second, among Registrable Shares held by all Holders who have requested inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Shares held by such Holders and properly requested to be included at the time of filing the registration statement; and then to shares being sold for the accounts of other Persons. Any Registrable Shares so excluded from the underwriting by reason of the representative's limitation shall be withdrawn from such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the representative of underwriter(s) may round the number of shares allocated to any Holder or other shareholder to the nearest 100 shares. If a Holder who has requested inclusion in the registration does not agree to the terms of the underwriting, that Holder's shares may be excluded from the underwriting by written notice from the Company or the representative of the underwriter(s) and the shares so excluded shall be withdrawn from the registration. If shares are so excluded from the underwriting because of a failure to agree to its terms and the number of shares of Registrable Shares to be included in the underwriting was previously reduced as a result of marketing factors pursuant to this Section 4(b), then, with the permission of the representative of the underwriter(s) the Company shall offer to all Holders who have retained rights to include Registrable Shares in the underwriting the right to include additional Registrable Shares in an aggregate amount equal to the number of shares so excluded. The registration of such additional Registrable Shares shall be allocated among the Holders requesting the additional inclusion pro rata in accordance with the numbers of their Registrable Shares which are otherwise to be included in the registration.

        (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
   Section 4 prior to the registration's effectiveness, whether or not any Holder has elected under this Section 4 to include shares in the registration.

   5.   Expenses of Registration

        All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 3 and 4 shall be borne by the Company. All Registration Expenses incurred in


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   connection with the registration of Registrable Shares under Section 6 shall be borne by the Holders participating in the registration pro rata on the basis of the numbers of Registrable Shares so registered on their behalf, provided that, if other shares are included in the registration, the Registration Expenses shall be reasonably allocated among the Holders, the Company and other participating shareholders based on the numbers of their shares that are registered. A Holder or Holders may elect to bear without reimbursement by the Company the Registration Expenses for a Demand Registration proceeding begun by them pursuant to Section 3 and subsequently withdrawn by them. In such a case, the registration proceeding shall not be counted for purposes of Section 3(b)(ii). If a withdrawal of a Demand Registration by a Holder is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holder requesting the registration at the time of a request for registration under Section 3, such registration shall not be treated as a counted registration for purposes of Section 3(b)(i), even though the requesting Holder does not bear the Registration Expenses for the registration. All Selling Expenses relating to shares of Holders registered under Sections 3, 4 and 6 shall be borne by such Holders pro rata on the basis of the numbers of shares so registered on their behalf.

   6.   Registration on Form S-3

        (a) If the Company has qualified for the use of Form S-3 under the Securities Act (which for purposes of this Section 6 shall be deemed to include any comparable or successor form or forms), in addition to the rights contained in the foregoing provisions of this Agreement, the Holders shall have the right to request registrations of their Registrable Shares on Form S-3. Such requests must be in writing and must state the number of shares of Registrable Shares to be disposed of and the intended methods of disposition of such shares by the requesting Holder or Holders. The Company shall not be obligated to effect any such registration: (i) if the Holders propose to sell less than 200,000 Registrable Shares; or (ii) if the Company shall furnish the certification described in Section 3(c) (but subject to the limitations set forth therein); or (iii) after the Company has previously effected one such registration in any 12-month period; or (iv) if the request is made more than five years after the date of this Agreement.

        (b) If a request complying with the requirements of Section 6(a) is delivered to the Company, the Company shall use its best efforts to cause the Registrable Shares requested to be included in the registration to be registered on Form S-3 and to cause such Registrable Shares to be registered or qualified under applicable blue sky laws in such jurisdictions as the requesting Holders may reasonably request. The substantive provisions of Sections 3(a)(i), 3(a)(ii), and 3(c) shall apply to such registration. If the registration is for an underwritten offering, the substantive provisions of Section 3(e) shall also apply to such registration.

   7.   Registration Procedures

        In the case of each registration of Registrable Shares effected by


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   the Company pursuant to this Agreement, the Company will keep each participating Holder advised in writing as to the initiation of the registration and as to the completion thereof. The Company will use its best efforts to:

        (a) Keep the registration effective for a period of 90 days or until the participating Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of the securities of the Company; and (ii) in the case of any registration of Registrable Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, such 90-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Shares are sold, provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to
   Section 13 or 15(d) of the Exchange Act in the registration statement;

        (b) Prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection with the registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement;

        (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a participating Holder from time to time may reasonably request;

        (d) Notify each seller of Registrable Shares covered by the registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to the seller a reasonable number of copies of a supplement to or an amendment of the prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, the prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

        (e)  Cause all Registrable Shares registered pursuant to the


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   provisions of this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

        (f) Provide a transfer agent and registrar for all Registrable Shares registered pursuant to such registration statement and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of the registration; and

        (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

   8.   Indemnification

        (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel and accountants and each person who controls such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any actual or alleged untrue statement or omission that is made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

        (b) Each Holder will, if Registrable Shares held by such Holder are included in the securities to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel and accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such


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   underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and other stockholder, each of their officers, directors and partners, and each person controlling such Holder or other stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, other stockholders, directors, officers, partners, legal counsel, accountants, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. The obligations of such Holder under this Section 8(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall no be unreasonably withheld).

        (c) Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8, to the extent such failure is not materially prejudicial. The Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

        (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying


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   such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and of the Indemnified Party on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the and Parties' relative intent, knowledge, information opportunity to correct or prevent such statement or omission.

        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering of securities registered under this Agreement are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

   9.   Information by Holder

        Each Holder of Registrable Shares shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

   10.   Limitations on Registration of Issues of Securities

        From and after the date of this Agreement, the Company shall not, without the prior written consent of the Purchasers, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.



















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   11.   Rule 144 Reporting

        With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Shares to the public without registration, the Company agrees to use its best efforts to:

        (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

        (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

        (c) So long as a Holder owns any Registrable Shares, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company filed with the Commission, and such other reports and documents of the Company and information in its possession as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

   12.  Transfer or Assignment of Registration Rights

        The rights to cause the Company to register securities granted to a Holder by the Company under this Agreement may be transferred or assigned by the Holder only to a transferee or assignee of not less than 200,000 shares of Registrable Shares (subject to appropriate adjustments for stock splits, stock dividends, reverse stock splits and the like), provided that the Company is given written notice at the time of or within a reasonable time after the transfer or assignment stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that before or concurrently with his or her exercise of any such rights the transferee or assignee of such rights assumes in a writing given to the Company the obligations of such Holder under this Agreement.

   13.  Delay of Registration

        No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

   14.  Miscellaneous

        (a) No Inconsistent Agreements. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of the Registrable Shares in this Agreement or otherwise conflicts with the


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   provisions hereof.

        (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless by a written instrument signed by an officer of the Company and by the Holders of at least a majority of the then outstanding Registrable Shares. Notwithstanding the foregoing: (i) in no event shall the obligations of any Holder under this Agreement be materially increased without the written consent of that Holder; and (ii) a waiver or consent to depart from the provisions of this Agreement with respect to a matter which relates exclusively to the rights of Holders of Registrable Shares whose securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of Holders of Registrable Shares whose securities are not being sold pursuant to the registration statement, may be given by either (A) Holders of at least a majority of the then outstanding Registrable Shares or (B) Holders of a majority of the Registrable Shares being sold by such Holders; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

        (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and sent by hand delivery, registered first-class mail, courier, telex or telecopier: (i) if to a Holder of Registrable Shares, to the most current address of the Holder on the books of the Company; and (ii) if to the Company, to the attention of its President at the address of its principal executive office. All such notices and communications shall be deemed to have been given: when delivered at the proper address, if personally delivered or delivered by courier; five business days after being deposited in the mail, postage prepaid, if mailed by registered first-class mail; and when answered back, if telexed, telecopied or sent by similar facsimile transmission.

        (d) Successors and Assigns. Subject to Sections 8 and 12, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

        (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (f) Headings and Section References. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless otherwise indicated, each reference to a Section shall refer to a Section of this Agreement.

        (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed in California, without regard to principles of conflict of laws.

        (h)  Severability. If any term, provision, covenant or restriction of


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   this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

        (i) Entire Agreement. This Agreement is intended by the parties as a complete and final expression of their agreement with respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        (j) Attorneys Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

        This Agreement has been executed as of the date set forth in the first paragraph above.

   The Company:

   METALCLAD CORPORATION

   By:  /s/Grant S. Kesler
      ---------------------------------
      Grant S. Kesler, President

   The Purchasers:

   SUNDIAL INTERNATIONAL FUND LIMITED

   By:   /s/Donald K. Shafto
      --------------------------------
      Its Duly Authorized Agent

   ULTRA PACIFIC HOLDINGS, S.A.


   By:   /s/Donald K. Shafto
      -------------------------------
      Its Duly Authorized Agent








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